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[KPMG LOGO]                                                        Exhibit 23.01



                       Consent of Independent Auditors



The Board of Directors
Res-Care, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading of "Experts" in the prospectus.



                                          /s/ KPMG LLP

Louisville, Kentucky
April 30, 1999